SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 28, 2003
                                                         -----------------

                              FTI CONSULTING, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
                                    --------
                 (State or other Jurisdiction of Incorporation)


            001-14875                                    52-1261113
            ---------                                    ----------
    (Commission File Number)                (IRS Employer Identification Number)

               900 Bestgate Road, Suite 1000, Annapolis, Maryland
               --------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (410) 224-8770
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report




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ITEM 2.    Acquisition or Disposition of Assets

               On November 28, 2003, FTI Consulting, Inc. (NYSE: "FCN") consummated its previously announced acquisition of substantially all of the assets of Lexecon Inc. from its parent company, Nextera Enterprises, Inc. (Nasdaq: "NXRA") The purchase price of approximately $130.0 million was determined on the basis of arm's length negotiations between FTI and Nextera and was financed by FTI from a combination of existing cash resources and a new credit facility that it entered into with Bank of America, N.A. on November 28, 2003. As of December 12, 2003, FTI's aggregate outstanding indebtedness under the credit facility consists of term loans of $125,000,000 million. Presently, there are no borrowings under the $100 million revolving credit line.

               The acquired assets include substantially all of the assets of Lexecon used in the business of providing economics consulting services, including client contracts and relationships. In addition, the senior leadership of Lexecon and certain other members of Lexecon's management, entered into five-year employment agreements and became senior managing directors of FTI. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the asset purchase agreement, incorporated herein by reference and the credit facility, which is attached as an exhibit hereto.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

               (a) Financial Statements of Acquired Business. The required financial statements will be filed as soon as practicable, but not later than 60 days after the filing date of this Form 8-K report.

               (b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the filing on this Form 8-K report.

               (c)    Exhibits

               2.1 Purchase Agreement, dated as of September 25, 2003, among FTI, LI Acquisition Company, a Maryland company and a wholly owned subsidiary of FTI, Nextera Enterprises, Inc., a Delaware corporation, Lexecon Inc., an Illinois corporation ("Lexecon"), CE Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Lexecon, and ERG Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Lexecon. (Incorporated herein by reference to Exhibit 2.1 to FTI's Form 8-K report, filed on December 3, 2003).

               10.1 Amended and Restated Credit Agreement, dated November 28, 2003, among FTI and its subsidiaries named therein and Bank of America, N.A, as Administrative Agent and the other lenders named therein.

               10.2 Pledge Agreement, dated November 28, 2003, among the Pledgors named therein and Bank of America, N.A, as Administrative Agent.

               10.3 Security Agreement, dated November 28, 2003, among the Grantors named therein and Bank of America, N.A, as Administrative Agent.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FTI CONSULTING, INC.



                              By:  /s/ Theodore I. Pincus
                                   --------------------------------------
                                   Name:    Theodore I. Pincus
                                   Title:   Executive Vice President and
                                            Chief Financial Officer

Date:   December 12, 2003




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                                  EXHIBIT INDEX

Exhibit No.      Exhibit
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2.1              Purchase Agreement, dated as of September 25, 2003, among FTI,
                 LI Acquisition Company, a Maryland company and a wholly owned subsidiary of FTI, Nextera Enterprises, Inc., a Delaware corporation, Lexecon Inc., an Illinois corporation ("Lexecon"),
                 CE Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Lexecon, and ERG Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Lexecon.
                 (Incorporated herein by reference to Exhibit 2.1 to FTI's Form
                 8-K report, filed on December 3, 2003).

10.1 Amended and Restated Credit Agreement, dated November 28, 2003, among FTI and its subsidiaries named therein and Bank of America, N.A, as Administrative Agent.

10.2 Pledge Agreement, dated November 28, 2003, among the Pledgors named therein and Bank of America, N.A, as Administrative Agent.

10.3 Security Agreement, dated November 28, 2003, among the Grantors named therein and Bank of America, N.A, as Administrative Agent.